EXHIBIT 32.1

Certification
Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002
(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bioptix, Inc., (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Beeghley
Michael Beeghley, Chief Executive Officer
(Principal Executive Officer)

Dated: April 27, 2017

/s/ Jeff McGonegal
Jeff McGonegal, Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: April 27, 2017